As filed with the Securities and Exchange Commission on April 24, 1998
                                             Registration No. 33-73520
                                                              811-8250

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             X
     Pre-Effective Amendment No.

     Post-Effective Amendment No.    5                              X
             and/or


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     X

                        Amendment No.     6                         X
                   (Check appropriate box or boxes.)


                 LEXINGTON EMERGING MARKETS FUND, INC.
        -------------------------------------------------------
          (Exact name of Registrant as specified in Charter)

                        Park 80 West Plaza Two
                    Saddle Brook, New Jersey  07663
        -------------------------------------------------------
               (Address of principal executive offices)

            Registrant's Telephone Number:  (201) 845-7300

                        Lisa Curcio, Secretary
                 Lexington Emerging Markets Fund, Inc.
        Park 80 West Plaza Two, Saddle Brook, New Jersey  07663
        -------------------------------------------------------
                (Name and address of agent for service)

                            With a copy to:
                         Carl Frischling, Esq.
                    Kramer, Levin, Naftalis & Frankel
                 919 Third Avenue, New York, NY 10022
        -------------------------------------------------------

        It is proposed that this filing will become effective
         April 30, 1997 pursuant to paragraph (b) of Rule 485.
       --------------------------------------------------------

The Registrant has registered an indefinite number of shares under the Securities Act of 1933, pursuant to Section 24(f) of the Investment Company Act of 1940. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1997 was filed on March 18, 1998.

                 LEXINGTON EMERGING MARKETS FUND, INC.
                  REGISTRATION STATEMENT ON FORM N-1A
                         CROSS REFERENCE SHEET


                                PART A

Items in Part A                                             Prospectus
of Form N-1A        Prospectus Caption                      Page Number
---------------     ------------------                      -----------
     1.             Cover Page                              Cover Page

     2.             Synopsis                                     *

     3.             Condensed Financial Information              2

     4.             General Description of Registrant            2

     5.             Management of the Fund                       6

     6.             Capital Stock and Other Securities           9

     7.             Purchase of Securities Being Offered         7

     8.             Redemption or Repurchase                     7

     9.             Legal Proceedings                            *


Note * Omitted since answer is negative or inapplicable

                 LEXINGTON EMERGING MARKETS FUND, INC.

               STATEMENT OF ADDITIONAL                STATEMENT OF ADDITIONAL
PART B         INFORMATION CAPTION                    INFORMATION PAGE NUMBER
------         -----------------------                -----------------------
  10.          Cover Page                                   Cover Page

  11.          Table of Contents                            Cover Page

  12.          General Information and History                   9 (Part A)

  13.          Investment Objectives and Policies                2

  14.          Management of the Registrant                      6

  15.          Control Persons and Principal Holders             8
               of Securities

  16.          Investment Advisory and Other Services            8

  17.          Brokerage Allocation and Other Practices          9

  18.          Capital Stock and Other Securities                9 (Part A)

  19.          Purchase, Redemption and Pricing of               7 (Part A)
               securities being offered

  20.          Tax Status                                       10

  21.          Underwriters                                      6 (Part A)

  22.          Calculation of Yield Quotations on Money          *
               Market Funds

  23.          Financial Statements                             12

PART C
------
        Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

Note * Omitted since answer is negative or inapplicable

                                                                 PROSPECTUS

                                                                 April 30, 1998

                     Lexington EMERGING MARKETS Fund, Inc.

P.O. Box 1515 / Park 80 West Plaza Two, Saddle Brook, New Jersey 07663 201-845-7300

         A NO-LOAD MUTUAL FUND WHOSE INVESTMENT OBJECTIVE IS TO SEEK LONG-TERM GROWTH OF CAPITAL PRIMARILY THROUGH INVESTMENT IN EQUITY SECURITIES OF COMPANIES DOMICILED IN, OR DOING BUSINESS IN EMERGING COUNTRIES AND EMERGING MARKETS.

===============================================================================


              Lexington  Emerging  Markets  Fund,  Inc.  is a  no-load  open-end diversified management investment company. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in emerging countries and emerging markets.

              Shares of the Fund may be purchased only by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies.

              Lexington Management Corporation ("LMC") is the Fund's investment adviser. Lexington Funds Distributor, Inc. ("LFD") is the distributor of Fund shares. This Prospectus sets forth information about the Fund you should know before investing. It should be read and retained for future reference.

              A STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1998 WHICH PROVIDES A FURTHER DISCUSSION OF CERTAIN MATTERS IN THIS PROSPECTUS AND OTHER MATTERS THAT MAY BE OF INTEREST TO SOME INVESTORS, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED HEREIN BY REFERENCE. FOR A FREE COPY, CALL THE TELEPHONE NUMBER ABOVE OR WRITE TO THE ADDRESS LISTED ABOVE.



--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

      INVESTORS SHOULD READ AND RETAIN THIS PROSPECTUS FOR FUTURE REFERENCE

                              FINANCIAL HIGHLIGHTS


     The following Financial Highlights for the three year period ended December 31, 1997 and for the period March 30, 1994 (commencement of operations) to December 31, 1994 has been audited by KPMG Peat Marwick LLP, Independent Auditors, whose report thereon appears in the Statement of Additional Information. This information should be read in conjunction with the Financial Statements and related notes thereto included in the Statement of Additional Information. The Fund's annual report, which contains additional performance information, is available upon request and without charge.


                                                                                               MARCH 30, 1994
                                                                                             (COMMENCEMENT OF
                                                                   YEAR ENDED DECEMBER 31,    OPERATIONS) TO
Selected per share data for a share outstanding                 1997        1996        1995 DECEMBER 31, 1994
througout the period:                                          ------      ------      ----- ------------------
Net asset value, beginning of period.......................    $10.11      $ 9.38      $9.86      $10.00
                                                               ------      ------      -----      ------
Income from investment operations:
  Net investment income....................................      0.03        0.02       0.09        0.03
  Net realized and unrealized gain (loss) on investments...     (1.22)       0.71      (0.48)       0.04
                                                               ------      ------      -----      ------
       Total income (loss) from investment operations......     (1.19)       0.73      (0.39)       0.07
                                                               ------      ------      -----      ------
Less distributions:
  Distributions from net investment income.................     (0.01)         --      (0.09)      (0.02)
  Distributions in excess of net realized gains and foreign
    currency transactions (temporary book-tax difference)..        --          --         --       (0.19)
                                                               ------      ------      -----      ------
       Total distributions.................................     (0.01)         --      (0.09)      (0.21)
                                                               ------      ------      -----      ------
Net asset value, end of period.............................    $ 8.91      $10.11      $9.38       $9.86
                                                               ======      ======      =====      ======
Total return...............................................   (11.81%)      7.46%     (3.93%)      0.76%*
Ratio to average net assets:
  Expenses, before reimbursement or waivers................     1.91%       2.23%      4.09%       6.28%*
  Expenses, net of reimbursement or waivers................     1.84%       1.64%      1.32%       1.30%*
  Net investment income (loss), before reimbursement
    or waivers.............................................     0.18%      (0.39%)    (1.45%)    (4.29)%*
  Net investment income....................................     0.26%       0.20%      1.33%       0.70%*
Portfolio turnover.........................................   157.52%      95.18%     88.92%      71.21%
Average commissions paid on equity security transactions**.    $0.00       $0.00          --          --
Net assets at end of period (000's omitted)................   $24,052     $21,678     $7,815      $4,624

 *Annualized

**The average commission paid on equity security transactions for the years ended December 31, 1997 and 1996 is less than $0.005 per share of securities purchased and sold. In accordance with recent SEC disclosure guidelines, the average commissions are calculated for the period beginning with December 1996, but not for prior periods.


                             DESCRIPTION OF THE FUND

     Lexington Emerging Markets Fund, Inc. is an open-end management investment company organized as a corporation under the laws of Maryland. The Fund is intended to be the funding vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("participating insurance companies"). The Fund currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Fund's Directors intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If a conflict were to occur, an insurance company separate account might be required to withdraw its investments in the Fund and the Fund might be forced to sell securities at disadvantageous prices. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

     Individual variable annuity contract holders and variable life insurance policy holders are not "shareholders" of the Fund. The Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their variable annuity contract or variable life insurance policy. Shares of the Fund are not offered directly to the general public.

                        INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities and equivalents of companies domiciled in, or doing business in, emerging countries and emerging markets, as defined below.

     Due to the risks inherent in international investments generally, the Fund should be considered as a vehicle for investing a portion of an investor's assets in foreign securities markets and not as a complete investment program.

     The investment objective of the Fund is long-term growth of capital. The Fund seeks to achieve this objective by investing primarily in emerging country and emerging market equity securities. Equity securities will consist of all types of common stocks and equivalents (the following constitute equivalents: convertible debt securities and warrants). The Fund may also invest in preferred stocks, bonds, money market instruments of foreign and domestic companies, U.S. government, and governmental agencies. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund's investment objective is a fundamental policy that may not be changed without the approval of a "majority of the Fund's outstanding voting securities" which means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares.

     Under normal conditions, at least 65% of the Fund's total assets will be invested in emerging country and emerging market equity securities in at least three countries outside of the United States. For purposes of its investment objective, the Fund considers emerging country equity securities to be any country whose economy and market the World Bank or United Nations considers to be emerging or developing. The Fund may also invest in equity securities and equivalents traded in any market, of companies that derive 50% or more of their total revenue from either goods or services produced in such emerging countries and emerging markets or sales made in such countries. Determinations as to eligibility will be made by LMC based on publicly available information and inquiries made to the companies. It is possible in the future that sufficient numbers of emerging country or emerging market equity securities would be traded on securities markets in industrialized countries so that a major portion, if not all, of the Fund's assets would be invested in securities traded on such markets, although such a situation is unlikely at present. The Fund will maintain investments at all times in a minimum of three countries outside of the United States.

     Currently, investing in many of the emerging countries and emerging markets is not feasible or may involve political risks. Accordingly, LMC currently intends to consider investments only in those countries in which it believes investing is feasible and does not involve such risks. The list of acceptable countries will be reviewed by LMC and approved by the Board of Directors on a periodic basis and any additions or deletions with respect to such list will be made in accordance with changing economic and political circumstances involving such countries. (See Appendix).

     The Fund's investments in emerging country equity securities are not subject to any maximum limit, and it is the intention of LMC to invest substantially all of the Fund's assets in emerging country and emerging market equity securities. However, to the extent that the Fund's assets are not invested in emerging country and emerging market equity securities, the remaining 35% of the assets may be invested in (i) other equity securities without regard to whether they qualify as emerging country or emerging market equity securities, (ii) debt securities denominated in the currency of an emerging market or issued or guaranteed by an emerging market company or the government of an emerging country, and (iii) short-term and medium-term debt securities of the type described below under "Temporary Investments." The Fund's assets may be so invested in debt securities when LMC believes that, based upon factors such as relative interest rate levels and foreign exchange rates, such debt securities offer opportunities for long-term growth of capital. It is likely that many of the debt securities in which the Fund will invest will be unrated, and whether or not rated, such securities may have speculative characteristics. All unrated debt securities purchased by the Fund will be comparable to, or the issuers of such unrated securities will have the capacity to meet its debt obligations comparable to those issuers of rated securities. In addition, for temporary defensive purposes, the Fund may invest less than 65% of its assets in emerging country and emerging market equity securities, in which case the Fund may invest in other equity securities or may invest in debt securities of the sort described under "Temporary Investments" below.

     The Fund intends to purchase and hold securities for long-term growth of capital and does not expect to trade for short-term gain. Accordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed 75%. A 100% turnover rate would occur if all of the Fund's portfolio investments were sold and either repurchased or replaced in a year. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. The Fund's portfolio turnover rate for the year ended December 31, 1997 was 157.52%. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

     The operating expenses of the Fund can be expected to be greater than that of an investment company investing exclusively in United States securities.

TEMPORARY INVESTMENTS

     For temporary defensive purposes, the Fund may invest up to 100% of its total assets in money market securities, denominated in dollars in the currency of any emerging country, issued by entities organized in the U.S. or any emerging country, such as: short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by the U.S. Government or the government of an emerging country, their agencies or instrumentalities; finance company and corporate commercial paper, and other short-term corporate obligations, in each case rated Prime-1 by Moody's Investors Services, Inc. or A or better by Standard & Poor's Corporation or, if unrated, of comparable quality as determined by LMC, obligations (including certificates of deposit, time deposits and banker's acceptances) of banks; and repurchase agreements with banks and broker-dealers with respect to such securities.

     Repurchase agreements with respect to the securities described in the preceding paragraph are contracts under which the Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligations of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investments or reinvestments of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government securities. Repurchase agreements are considered loans which must be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. In addition if bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund intends to limit repurchase agreements to institutions believed by LMC to present minimal credit risk. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and all other illiquid securities when taken together would exceed 10% of the total assets of the Fund.

CERTAIN INVESTMENT METHODS -- The Fund may from time to time engage in the following investment practices:

SETTLEMENT TRANSACTIONS -- The Fund may, for a fixed amount of United States dollars, enter into a foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging".

     To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (I.E. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at a specified date which may be any fixed number of days in the future.

     Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

PORTFOLIO HEDGING -- When, In The Opinion Of Lmc, It Is Desirable To Limit Or Reduce Exposure In A Foreign Currency In Order To Moderate Potential Changes In The United States Dollar Value Of The Portfolio, The Fund May Enter Into A Forward Foreign Currency Exchange Contract By Which The United States Dollar Value Of The Underlying Foreign Portfolio Securities Can Be Approximately
Matched By An Equivalent United States Dollar Liability. The Fund, For Hedging Purposes Only, May Also Enter Into Forward Currency Exchange Contracts To Increase Its Exposure To A Foreign Currency That Lmc Expects To Increase In Value Relative To The United States Dollar. The Fund Will Not Attempt To Hedge All Of Its Portfolio Positions And Will Enter Into Such Transactions Only To The Extent, If Any, Deemed Appropriate By Lmc. Hedging Against A Decline In The Value Of Currency Does Not Eliminate Fluctuations In The Prices Of Portfolio Securities Or Prevent Losses If The Prices Of Such Securities Decline. The Fund Will Not Enter Into Forward Foreign Currency Exchange Transactions For Speculative Purposes. The Fund Intends To Limit Such Transactions To Not More Than 70% Of Total Fund Assets.

FORWARD COMMITMENTS -- The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if LMC deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments. When the Fund engages in a forward commitment transaction, the custodian will set aside cash, U.S. Government securities or other high quality debt obligations equal to the amount of the commitment in a separate account.

     Except as otherwise specifically noted, the Fund's investment objective and its investment restrictions are fundamental and may not be changed without the approval of a majority of the outstanding voting securities of the Fund. The Statement of Additional Information contains a complete description of the Fund's restrictions and additional information on policies relating to the investment of its assets and its activities.

RISK CONSIDERATIONS

     Investments in emerging market and emerging country equity securities may involve risks and considerations not present in domestic investments. Since foreign securities generally are denominated and pay interest or dividends in foreign currencies, the value of the assets of the Fund as measured in United States dollars will be affected favorably or unfavorably by changes in the relationship of the United States dollar and other currency rates. The Fund may incur costs in connection with the conversion or transfer of foreign currencies. In addition, there may be less publicly available information about foreign companies than United States companies. Foreign companies may not be subject to accounting, auditing, and financial reporting standards, practices and requirements comparable to those applicable to United States companies. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than securities of comparable United States companies. Foreign stock exchanges, brokers and listed companies are generally subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the 5 day customary settlement time for United States securities. Although the Fund will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization or foreign government restrictions or other adverse political, social or diplomatic developments that could affect investment in these nations. (See "Risk Considerations" in the Statement of Additional Information for further information.)

     Income from foreign securities held by the Fund may, and in some cases will be reduced by a withholding tax at the source or other foreign taxes. A shareholder of the Fund will, subject to certain restrictions, be entitled to claim a credit or deduction for United States Federal income tax purposes for the shareholder's pro rata share of such foreign taxes paid by the Fund. (See "Tax Matters.")

                             INVESTMENT RESTRICTIONS

     The Fund's investment program is subject to a number of investment restrictions which reflect self imposed standards as well as federal and state regulatory limitations. These restrictions are designed to minimize certain risks associated with investing in certain types of securities or engaging in certain transactions. The most significant of these restrictions provide that:


     (1)The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made;
        (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest up to 5% of its total assets in reverse repurchase agreements.

     (2)The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations,
        (b) enter into repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (3)The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     (4)The Fund will not purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     The foregoing investment restrictions (as well as certain others set forth in the Statement of Additional Information) are matters of fundamental policy which may not be changed without the affirmative vote of the majority of the shareholders of the Fund.

     The investment policies described below are non-fundamental, therefore, changes to such policies may be made in the future by the Board of Directors without the approval of the shareholders of the Fund:

     (1)The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     (2)The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
        Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

                             MANAGEMENT OF THE FUND

     The Fund has a Board of Directors which establishes the Fund's policies and supervises and reviews the operations and management of the Fund. Lexington Management Corporation ("LMC"), P.O. Box 1515, Park 80 West Plaza Two, Saddle Brook, New Jersey 07663, is the investment adviser of the Fund. For its investment management services to the Fund, under its investment advisory agreement, LMC will receive a monthly fee at the annual rate of 0.85% of the Fund's average daily net assets.

     Lexington Funds Distributor, Inc. ("LFD"), a registered broker-dealer, is the Fund's distributor. LMC also acts as administrator to the Fund and performs certain administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semiannual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.

     The Investment Adviser is paid an investment advisory fee at the annual rate of 0.85% of the net assets of the Fund. This fee is computed on the basis of the Fund's average daily net assets and is payable on the last business day of each month. For the year ended December 31, 1997, the Investment Adviser received $238,449 in investment advisory fees from the Fund and reimbursed the Fund $21,212.


     LMC was established in 1938 and currently manages and administers over $3.3 billion in assets. LMC serves as investment adviser to other investment companies and private and institutional investment accounts. Included among these clients are persons and organizations that own significant amounts of capital stock of LMC's parent, Lexington Global Asset Managers, Inc. The clients pay fees that LMC considers comparable to the fees paid by similarly served clients.

     LMC and LFD are wholly-owned subsidiaries of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities are the beneficial owners of a majority of the shares of Lexington Global Asset Managers, Inc. common stock. See "Investment Adviser and Distributor" in the Statement of Additional Information.

PORTFOLIO MANAGER

     The Fund is managed by an investment management team. Richard T. Saler is the lead manager. Richard T. Saler is Senior Vice President, Director of International Investment Strategy of LMC. Mr. Saler is responsible for international investment analysis and portfolio management at LMC. He has twelve years of investment experience. Mr. Saler has focused on international markets since first joining Lexington in 1986. In 1991 he was an investment strategist with Nomura Securities and rejoined Lexington in 1992. Mr. Saler is a graduate of New York University with a B.S. Degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.

                        HOW TO PURCHASE AND REDEEM SHARES

     With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently available for purchase solely by insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Shares of the Fund are purchased and redeemed at net asset value next calculated after a purchase or redemption order is received by the Fund in good order. There are no minimum investment requirements. Payment for shares redeemed will be made as soon as possible, but in any event within three business days after the order for redemption is received by the Fund. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange.

                          SHAREHOLDER SERVICING AGENTS

     The Fund may enter into Shareholder Servicing Agreements with insurance companies or other financial institutions that provide administrative services for the Fund or that provide to contractholders and policyholders other services relating to the Fund. These services may include, among other things, sub-accounting services, answering inquiries of contractholders and policyholders regarding the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to contractholders and policyholders regarding the Fund, and such other related services as the Fund or a contractholder or policyholder may request. For these services, each Shareholder Servicing Agent may receive fees, which may be paid periodically, provided that such fees will not exceed 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is made. LMC, at no additional cost to the Fund, may pay to Shareholder Servicing Agents additional amounts from its past profits. Each Shareholder Servicing Agent may, from time to time, voluntarily waive all or a portion of the fees payable to it.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of the shares of the Fund is computed as of the close of trading on each day the New York Stock Exchange is open, by dividing the value of the Fund's securities plus any cash and other assets (including accrued dividends and interest) less all liabilities (including accrued expenses) by the number of shares outstanding, the result being adjusted to the nearest whole cent. A security listed or traded on a recognized stock exchange is valued at its last sale price prior to the time when assets are valued on the principal exchange on which the security is traded. If no sale is reported at that time, the mean between the current bid and asked price will be used. All other securities for which the over-the-counter market quotations are readily available are valued at the mean between the last current bid and asked price. Short-term securities having maturity of 60 days or less are valued at amortized cost when it is determined by the Fund's Board of Directors that amortized cost reflects the fair value of such securities. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by the management and approved in good faith by the Board of Directors.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities used in computing the net asset value of the shares of the Fund are determined as of the earlier of such market close or the closing time of the New York Stock Exchange (the "Exchange"). Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the Exchange, which will not be reflected in the computation of net asset value. If, during such periods, events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined by the investment adviser and approved in good faith by the Directors.

     In order to determine net asset value per share, the aggregate value of portfolio securities is added to the value of the Fund's other assets, such as cash and receivables; the total of the assets thus obtained, less liabilities, is then divided by the number of shares outstanding.

                             PERFORMANCE CALCULATION

     The Fund will calculate performance on a total return basis for various periods. The total return basis combines changes in principal and dividends for the periods shown. Principal changes are based on the difference between the beginning and closing net asset value for the period and assumes reinvestment of dividends paid by the Fund. Dividends are comprised of net investment income and net realized capital gains, respectively.

     Performance will vary from time to time and past results are not necessarily representative of future results. A shareholder should remember that performance is a function of portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses.

     Comparative performance information may be used from time to time in advertising or marketing of the Fund's shares, including data from Lipper Analytical Services, Inc. or major market indices such as the Dow Jones Industrial Average Index, Standard & Poor's 500 Composite Stock Price Index and Morgan Stanley Capital International World Index. Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated. Further information about the Fund's performance is contained in the annual report, which may be obtained without charge.

                 DIVIDEND, DISTRIBUTION AND REINVESTMENT POLICY

     The Fund intends to declare or distribute a dividend from its net investment income and/or net capital gain income to shareholders annually or more frequently if necessary in order to comply with distribution requirements of the Code to avoid the imposition of regular Federal income tax and, if applicable, a 4% excise tax.

     Any dividends and distribution payments will be reinvested at net asset value, without sales charge, in additional full and fractional shares of the Fund.

                                   TAX MATTERS

THE FUND. The Fund intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code, as amended (the "Code"), including the diversification of assets, distribution of income, and sources of income. As a regulated investment company the Fund will not be subject to Federal income tax on its income distributed in accordance with the timing requirements of the Code. If, however, for any taxable year a Fund does not qualify as a regulated investment company, then all of its taxable income will be subject to tax at regular corporate rates (without any deduction for distributions to the separate accounts of the Participating Insurance Companies), and such distributions may be taxable to the recipients to the extent that the distributing Fund has current and accumulated earnings and profits.

FUND DISTRIBUTIONS. Under current tax law, an insurance company is not subject to tax on income of a qualifying separate account that is properly allocable to the value of eligible variable annuity contracts or variable life insurance policies. Therefore, generally fund distributions will not be currently taxable to either the Accounts or the contract holders or policyholders.

SHARE REDEMPTIONS. Redemptions of the shares held by the Accounts generally will not result in gain or loss for the Accounts and will not result in gain or loss for the variable annuity contract holders and variable life insurance policy holders.

SUMMARY. The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. The foregoing discussion also assumes that the Accounts are the owners of the shares and that policies or contracts qualify as life insurance policies or annuities, respectively, under the Code. If the foregoing requirements are not met then the variable annuity contract holders and variable life insurance policy holders will be treated as recognizing income

(from distributions or otherwise) related to the ownership of Fund shares. The foregoing discussion is for general information only; a more detailed discussion of federal income tax considerations is contained in the Statement of Additional Information. Variable annuity contract holders and variable life insurance policy holders must consult the prospectuses of their respective contracts or policies for information concerning the Federal income tax consequences of owning such contracts or policies.

                  ORGANIZATION AND DESCRIPTION OF COMMON STOCK

     The Company is an open-end, diversified management investment company organized as a corporation under the laws of the State of Maryland on December 27, 1993, and has authorized capital of 1,000,000,000 shares of common stock, par value $.001 of which 500,000,000 have been designated Lexington Emerging Markets Fund Series. Each share of common stock has one vote and shares equally in dividends and distributions when and if declared by the Company and in the Company's net assets upon liquidation. All shares, when issued, are fully paid and non-assessable. There are no preemptive, conversion or exchange rights. Fund shares do not have cumulative voting rights and, as such, holders of at least 50% of the shares voting for Directors can elect all Directors and the remaining shareholders would not be able to elect any Directors.

VOTING RIGHTS

     Shareholders of the Fund are given certain voting rights. Each share of the Fund will be given one vote. Participating insurance companies provide variable annuity contract holders and variable life insurance policy holders the right to direct the voting of Fund shares at shareholder meetings to the extent required by law. See the Separate Account Prospectus for the Variable Annuity Contract or Variable Life Insurance Policy section for more information regarding the pass through of these voting rights.

     The Fund will not normally hold annual shareholder meetings except as required by Maryland General Corporation Law or the Investment Company Act of 1940. However, meetings of shareholders may be called at any time by the Secretary upon the written request of shareholders holding in the aggregate not less than 10% of the outstanding shares, such request specifying the purposes for which such meeting is to be called. In addition, the Directors will promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when requested to do so in writing by the recordholders of not less than 10% of the Fund's outstanding shares. The Fund will assist shareholders in any such communication between shareholders and Directors.

             CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Chase Manhattan Bank, N.A.,1211 Avenue of the Americas, New York, New York 10036 has been retained to act as custodian for the Fund's portfolio securities including those to be held by foreign banks and foreign securities depositories that qualify as eligible foreign custodians under the rules adopted by the SEC and for the Fund's domestic securities and other assets. State Street Bank and Trust Company, c/o National Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105, has been retained to act as the transfer agent and dividend disbursing agent for the Fund. Neither Chase Manhattan Bank, N.A. nor State Street Bank and Trust Company have any part in determining the investment policies of the Fund or in determining which portfolio securities are to be purchased or sold by the Fund or in the declaration of dividends and distributions.

                        COUNSEL AND INDEPENDENT AUDITORS

     Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022 will pass upon legal matters for the Fund in connection with the shares offered by this Prospectus. KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors for the Fund for the fiscal year ending December 31,1998.

                                OTHER INFORMATION

     This prospectus omits certain information contained in the registration statement filed with the SEC. Copies of the registration statement, including items omitted herein, may be obtained from the SEC by paying the charges prescribed under its rules and regulations. The Statement of Additional Information included in such registration statement may be obtained without charge from the Fund.

     NO PERSON HAS BEEN AUTHORIZED TO GAIN ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND INFORMATION OR REPRESENTATIONS NOT HEREIN CONTAINED, IF GIVEN OR MADE, MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
-----------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

DISTRIBUTOR
-----------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515/Park 80 West Plaza Two
Saddle Brook, N.J. 07663

TRANSFER AGENT
-----------------------------------------------------------
STATE STREET BANK AND TRUST  COMPANY
c/o National  Financial  Data Services
1004 Baltimore
Kansas City, Missouri 64105



TABLE OF CONTENTS                                     PAGE
-----------------------------------------------------------
Financial Highlights ................................  2

Description of the Fund .............................  2

Investment Objective and Policies ...................  2

Investment Restrictions .............................  5

Management of the Fund ..............................  6

  Portfolio Manager .................................  7

How to Purchase and Redeem Shares ...................  7

Shareholder Servicing Agents ........................  7

Determination of Net Asset Value ....................  7

Performance Calculation .............................  8

Dividend, Distribution and Reinvestment Policy ......  8

Tax Matters .........................................  8

Organization and Description of Common Stock ........  9

Custodian, Transfer Agent and

  Dividend Disbursing Agent .........................  9

Counsel and Independent Auditors ....................  9

Other information ...................................  9

               LEXINGTON

    -------------------------------
                 [LOGO]

               LEXINGTON
                EMERGING
                MARKETS
               FUND, INC.
            ---------------

    -------------------------------

           P R O S P E C T U S

             APRIL 30, 1998
             ==============

                      LEXINGTON EMERGING MARKETS FUND, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 1998

     This Statement of Additional Information which is not a prospectus, should be read in conjunction with the current prospectus of Lexington Emerging Markets Fund, Inc. (the "Fund"), dated April 30, 1998 and as it may be revised from time to time. To obtain a copy of the Fund's prospectus at no charge, please write to the Fund at P.O. Box 1515/Park 80 West- Plaza Two, Saddle Brook, New Jersey 07663 or call the following number: 201-845-7300.

     Lexington   Management   Corporation  is  the  Fund's  investment  adviser.
Lexington Funds Distributor, Inc. is the Fund's distributor.


                                TABLE OF CONTENTS


Investment Objective and Policies ...................................    2

Risk Considerations .................................................    3

Investment Restrictions .............................................    4

Management of the Fund ..............................................    6

Investment Adviser, Distributor and Administrator ...................    8

Portfolio Transactions and Brokerage Commissions ....................    9

Determination of Net Asset Value ....................................   10

Tax Matters .........................................................   10

Performance Calculation .............................................   10

Other Information ...................................................   11

Financial Statements ................................................   12

                        INVESTMENT OBJECTIVE AND POLICIES

     For a full description of the Fund's investment objective and policies, see the Prospectus under "Investment Objective and Policies".

CERTAIN INVESTMENT METHODS

SETTLEMENT TRANSACTIONS--When the Fund enters into contracts for purchase or sale of a portfolio security denominated in a foreign currency, it may be required to settle a purchase transaction in the relevant foreign currency or receive the proceeds of a sale in that currency. In either event, the Fund will be obligated to acquire or dispose of such foreign currency as is represented by the transaction by selling or buying an equivalent amount of United States dollars. Furthermore, the Fund may wish to "lock in" the United States dollar value of the transaction at or near the time of a purchase or sale of portfolio securities at the exchange rate or rates then prevailing between the United States dollar and the currency in which the foreign security is denominated. Therefore, the Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transaction. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.This process is known as "transaction hedging".

     To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e., cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

     Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

PORTFOLIO HEDGING--Some or all of the Fund's portfolio will be denominated in foreign currencies. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in United States dollars is subject to fluctuations in the exchange rate between such foreign currencies and the United States dollar. When, in the opinion of LMC, it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, the Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. This technique is known as "portfolio hedging" and moderates or reduces the risk of change in the United States dollar value of the Fund's portfolio only during the period before the maturity of the forward contract (which will not be in excess of one year). The Fund, for hedging purposes only, may also enter into forward foreign currency exchange contracts to increase its exposure to a foreign currency that the Fund's investment adviser expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the investment adviser. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund will not enter into forward foreign currency exchange transactions for speculative purposes. The Fund intends to limit transactions as described in this paragraph to not more than 70% of the total Fund assets.

FORWARD COMMITMENTS--The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to settlement if the investment adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

COVERED CALL OPTIONS--Call options may also be used as a means of participating in an anticipated price increase of a security on a more limited basis than would be possible if the security itself were purchased. The Fund may write only covered call options. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when the investment adviser believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security, up to the exercise price of the call, will be greater than the appreciation in the price of the security. The Fund intends to limit transactions as described in this paragraph to less than 5% of total Fund assets. The Fund will not purchase put and call options written by others. Also, the Fund will not write any put options.

                               RISK CONSIDERATIONS

     Investors should recognize that investing in securities of companies in emerging markets and emerging countries involves certain risk considerations, including those set forth below, which are not typically associated with investing in securities of U.S. companies.

FOREIGN CURRENCY CONSIDERATIONS

     The Fund's assets will be invested in securities of companies in emerging markets and emerging countries and substantially all income will be received by the Fund in foreign currencies. However, the Fund will compute and distribute its income in dollars, and the computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the dollar between receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.

     The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts to purchase or sell foreign currencies.

INVESTMENT AND REPATRIATION RESTRICTIONS

     Some emerging countries have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through investment funds which have been specifically authorized. The Fund may invest in these investment funds subject to the provisions of the 1940 Act as discussed below under "Investment Restrictions". If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Investment Manager), but also will bear indirectly similar expenses of the underlying investment funds.

     In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some emerging countries, while the extent of foreign investment in domestic companies may be subject to limitation in other emerging countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging countries to prevent, among other concerns, violation of foreign investment limitations.

     Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

EMERGING COUNTRY AND EMERGING MARKET SECURITIES MARKETS

     Trading volume on emerging country stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some emerging country or emerging market companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most emerging country bond markets is substantially less than in the U.S. and, consequently, volatility of price can be greater than in the U.S. Fixed commissions on emerging country stock or emerging market exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

     Companies in emerging countries are not generally subject to uniform accounting, auditing and financial reporting standards, practices and disclosure requirements comparable to those applicable to U.S. companies. Consequently, there may be less publicly available information about an emerging country company than about a U.S. company. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S.

ECONOMIC AND POLITICAL RISKS

     The economies of individual emerging countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

     With respect to any emerging country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Fund's investments in those countries. In addition, it may be more difficult to obtain a judgment in a court outside of the United States.

                             INVESTMENT RESTRICTIONS

     The Fund's investment objective, as described under "investment policy" and the following investment restrictions are matters or fundamental policy which may not be changed without the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented by proxy or (b) more than 50% of the outstanding shares. Under these investment restrictions:

     (1  The Fund will not issue any  senior  security  (as  defined in the 1940
         Act), except that (a) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, foreign exchange contracts, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretation of the 1940 Act or an exemptive order; (c) the Fund may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (e) subject to fundamental restrictions, the Fund may borrow money as authorized by the 1940 Act.

     (2) The Fund will not borrow money, except that (a) the Fund may enter into certain futures contracts and options related thereto; (b) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time when the loan is made;
         (d) the Fund may pledge its portfolio securities or receivables or transfer or assign or otherwise encumber them in an amount not exceeding one-third of the value of its total assets; and (e) for purposes of leveraging, the Fund may borrow money from banks (including its custodian bank), only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If at any time, the value of the Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, the Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test. The Fund will only invest up to 5% of its total assets in reverse repurchase agreements.

     (3) The Fund will not act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the 1933 Act.

     (4) The Fund will not purchase real estate, interests in real estate or real estate limited partnership interests except that, to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein.

     (5) The Fund will not make loans, except that, to the extent appropriate under its investment program, the Fund may (a) purchase bonds, debentures or other debt securities, including short-term obligations,
         (b)  enter  into
         repurchase transactions and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

     (6) The Fund will not invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities, may enter into transactions in financial and index futures contracts and related options, may engage in transactions on a when-issued or forward commitment basis, and may enter into forward currency contracts.

     (7) The Fund will not concentrate its investments in any one industry, except that the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. The Fund considers foreign government securities and supranational organizations to be industries for the purposes of this restriction. This limitation, however, will not apply to securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities.

     (8) The Fund will not purchase securities of an issuer, if (a) more than 5% of the Fund's total assets taken at market value would at the time be invested in the securities of such issuer, except that such restriction shall not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities or, with respect to 25% of the Fund's total assets, to securities issued or guaranteed by the government of any country other than the United States which is a member of the Organization for Economic Cooperation and Development ("OECD"). The member countries of OECD are at present: Australia, Austria, Belgium, Canada, Denmark, Germany, Finland, France, Greece, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland, Turkey, the United Kingdom and the United States; or (b) such purchases would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

     In addition to the above fundamental restrictions, the Fund has undertaken the following non-fundamental restrictions, which may be changed in the future by the Board of Directors, without a vote of the shareholders of the Fund:

     (1) The Fund will not participate on a joint or joint-and-several basis in any securities trading account. The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the investment adviser to save commissions or to average prices among them is not deemed to result in a securities trading account.

     (2) The Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of the Fund's total assets, at market value; and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

     (3) The Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of the Fund.

     (4) The Fund will not purchase the securities of any other investment company, except as permitted under the 1940 Act.

     (5) The Fund will not invest for the purpose of exercising control over or management of any company.

     (6) The Fund will not purchase warrants except in units with other securities in original issuance thereof or attached to other securities, if at the time of the purchase, the Fund's investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets. For these purposes, warrants attached to units or other securities shall be deemed to be without value.

     (7) The Fund will not invest more than 15% of its total assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, shall not be deemed illiquid solely by reason of being unregistered. The Investment Adviser shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

     The percentage restrictions referred to above are to be adhered to at the time of investment and are not applicable to a later increase or decrease in percentage beyond the specified limit resulting from change in values or net assets.

                             MANAGEMENT OF THE FUND

     The Directors and executive officers of the Fund and their principal occupations are set forth below:

 +S.M.S.  CHADHA  (60),  DIRECTOR.  3/16 Shanti  Niketan,  New Delhi 21,  India.
  Secretary, Ministry of External Affairs, New Delhi, India; Head of Foreign Service Institute, New Delhi, India; Special Envoy of the Government of India; Director, Special Unit for Technical Cooperation among Developing Countries, United Nations Development Program, New York.

*+ROBERT M. DEMICHELE (53), PRESIDENT AND CHAIRMAN. P.O. Box 1515, Saddle Brook,
  N.J. 07663. Chairman and Chief Executive Officer, Lexington Management Corporation; President and Director, Lexington GlobalAsset Managers, Inc.; Chairman and Chief Executive Officer, Lexington Funds Distributor, Inc.; Chairman of the Board, Market Systems Research, Inc. and Market Systems Research Advisors, Inc.; Director, Chartwell Re Corporation,Claredon National Insurance Company, The Navigator's Group, Inc., Unione Italiana Reinsurance, Vanguard Cellular Systems,Inc. and Weeden &Co.; Vice Chairman of the Board of Trustees, Union College and Trustee, Smith Richardson Foundation.

 +BEVERLY C. DUER (68),  DIRECTOR.  340 East 72nd Street,  New York, N.Y. 10021.
  Private     Investor.Formerly,      Manager     of     Operations     Research
  Department--CPCInternational, Inc.

*+BARBARA R. EVANS (37),  DIRECTOR. 5 Fernwood Road, Summit, N.J. 07901. Private
  Investor. Formerly, Assistant Vice President and Securities Analyst, Lexington Management Corporation.

*+LAWRENCE  KANTOR (51),  VICE  PRESIDENT  AND DIRECTOR.  P.O. Box 1515,  Saddle
  Brook, N.J. 07663. Managing Director, Executive Vice President and Director, Lexington Management Corporation; Executive Vice President and Director, Lexington Funds Distributor, Inc.; Executive Vice President and General Manager--Mutual Funds, Lexington Global Asset Managers, Inc.

 +JERARD F. MAHER  (51),  DIRECTOR.  300  Raritan  Center  Parkway,Edison,  N.J.
  08818.General Counsel,Federal Business Center; Counsel, Ribis, Graham &Curtin.

 +ANDREW M. MCCOSH (57), DIRECTOR.  12 Wyvern Park, Edinburgh EH 92 JY,Scotland,
  U.K. Professor of the Organisation of Industry and Commerce, Department of Business Studies, The University ofEdinburgh, Scotland.

 +DONALD B. MILLER (71),  DIRECTOR.  10725 Quail Covey Road,  Boynton Beach,  FL
  33436. Chairman, Horizon Media, Inc.; Trustee, Galaxy Funds; Director, Maguire Group of Connecticut; prior to January 1989, President, Director and C.E.O., Media General Broadcast Services (advertising firm).

 +JOHN G. PRESTON (65),  DIRECTOR.  3 Woodfield Road,  Wellesley,  Massachusetts
  02181. Associate Professor of Finance, Boston College, Boston, Massachusetts.

 +MARGARET RUSSELL (77),  DIRECTOR.  55 North Mountain Avenue,  Montclair,  N.J.
  07042. Private Investor. Formerly, Community Affairs Director, Union Camp Corporation.

*+LISA CURCIO (38), VICE PRESIDENT AND SECRETARY.  P.O. Box 1515,  Saddle Brook,
  N.J.  07663.  Senior  Vice  President  and  Secretary,   Lexington  Management
  Corporation; Vice President and Secretary, Lexington Funds Distributor, Inc.; Secretary, Lexington Global Asset Managers, Inc.

*+RICHARD T. SALER (36),  VICE PRESIDENT AND PORTFOLIO  MANAGER.  P.O. Box 1515,
  Saddle Brook, N.J. 07663. Senior Vice President, Director International Investment Strategy, Lexington Management Corporation. Prior to July, 1992, Securities Analyst, Nomura Securities, Inc. Prior to November, 1991, Vice President, Lexington Management Corporation.

*+RICHARD M. HISEY (39),  VICE  PRESIDENT AND TREASURER.  P.O. Box 1515,  Saddle
  Brook, N.J. 07663. Managing Director, Director and Chief Financial Officer, Lexington Management Corporation; Chief Financial Officer, Vice President and Director, Lexington Funds Distributor, Inc.; Chief Financial Officer, Market Systems Research Advisors, Inc.; Executive Vice President and Chief Financial Officer, Lexington Global Asset Managers, Inc.

*+RICHARD LAVERY,  CLU CHFC (43), VICE PRESIDENT.  P.O. Box 1515,  Saddle Brook,
  N.J. 07663. Senior Vice President, Lexington Management Corporation; Vice President, Lexington Funds Distributor, Inc.

*+JANICE  CARNICELLI  (38), VICE PRESIDENT.  P.O. Box 1515,  Saddle Brook,  N.J.
  07663.

*+CHRISTIE CARR-WALDRON (30), ASSISTANT TREASURER.  P.O. Box 1515, Saddle Brook,
  N.J. 07663. Prior to October 1992, Senior Accountant, KPMG Peat Marwick LLP.

*+CATHERINE DIFALCO (29), ASSISTANT TREASURER. P.O. Box 1515, Saddle Brook, N.J.
  07663. Prior to October 1997, Manager, Fund Accounting.

*+SIOBHAN GILFILLAN (34), ASSISTANT TREASURER. P.O. Box 1515, Saddle Brook, N.J.
  07663.

*+JOAN K. LEDERER (31), ASSISTANT  TREASURER.  P.O. Box 1515, Saddle Brook, N.J.
  07663. Prior to April 1997, Director of Investment Accounting, Diversified Investment Advisors, Inc. Prior to April 1996, Assistant Vice President, PIMCO.

*+SHERI MOSCA (34),  ASSISTANT  TREASURER.  P.O. Box 1515,  Saddle  Brook,  N.J.
  07663.

*+PETER CORNIOTES (36), ASSISTANT  SECRETARY.  P.O. Box 1515, Saddle Brook, N.J.
  07663,   Vice  President  and  Assistant   Secretary,   Lexington   Management
  Corporation. Assistant Secretary, Lexington Funds Distributor, Inc.

*+ENRIQUE J. FAUST (37), ASSISTANT SECRETARY.  P.O. Box 1515, Saddle Brook, N.J.
  07663, Assistant Vice President, Lexington Management Corporation. Prior to March 1994, Blue Sky Compliance Coordinator, Lexington Group of Investment Companies.

*"Interested person" and/or "Affiliated person" of LMC as defined in the Investment Company Act of 1940, as amended.

 +Messrs. Chadha, Corniotes, DeMichele, Duer, Hisey,Faust,  Kantor,Lavery,Maher,
  McCosh, Miller, and Preston and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Evans,Gilfillan, Lederer, Mosca and Russell hold similar offices with some or all of the other registered investment companies advised and/or distributed byLexington Management Corporation or Lexington FundsDistributor, Inc.

     The Board of Directors met 5 times during the twelve months ended December 31, 1997, and each of the Directors attended at least 75% of those meetings.

            REMUNERATION OF DIRECTORS AND CERTAIN EXECUTIVE OFFICERS:

     Each Director is reimbursed for expenses incurred in attending each meeting of the Board of Directors or any committee thereof up to a maximum of $9,000 per year for Directors living outside the U.S. and $6,000 per year for Directors living within the U.S. Each Director who is not an affiliate of the advisor is compensated for his or her services according to a fee schedule which recognizes the fact that each Director also serves as a Director of other investment companies advised by LMC. Each Director receives a fee, allocated among all investment companies for which the Director serves. Effective September 12, 1995, each Director receives annual compensation of $24,000. Prior to September 12, 1995, the Directors who were not employed by the Fund or its affiliates received annual compensation of $16,000.

     Set forth below is information regarding compensation paid or accrued during the period January 1, 1997 to December 31, 1997 for each Director:


-------------------------------------------------------------------------------
                               AGGREGATE    TOTAL COMPENSATION      NUMBER OF
     NAME OF DIRECTOR     COMPENSATION FROM   FROM FUND AND    DIRECTORSHIPS IN
                                 FUND          FUND COMPLEX       FUND COMPLEX
-------------------------------------------------------------------------------
   S.M.S. Chadha                $1,712            $26,821              15
-------------------------------------------------------------------------------
   Robert M. DeMichele             0                 0                 16
-------------------------------------------------------------------------------
   Beverley C. Duer             $1,712            $29,521              16
-------------------------------------------------------------------------------
   Barbara R. Evans                0                 0                 15
-------------------------------------------------------------------------------
   Lawrence Kantor                 0                 0                 15
-------------------------------------------------------------------------------
   Jerard F. Maher              $1,712            $29,521              16
-------------------------------------------------------------------------------
   Andrew M. McCosh             $1,600            $25,029              15
-------------------------------------------------------------------------------
   Donald B. Miller             $1,712            $26,821              15
-------------------------------------------------------------------------------
   Francis Olmsted*             $1,319            $16,800              N/A
-------------------------------------------------------------------------------
   John G. Preston              $1,712            $26,821              15
-------------------------------------------------------------------------------
   Margaret W. Russell          $1,712            $27,045              15
-------------------------------------------------------------------------------
   Philip Smith*                $1,220            $19,200              N/A
-------------------------------------------------------------------------------
   Francis A. Sunderland*       $1,140            $16,800              N/A
-------------------------------------------------------------------------------
   *Retired

                 RETIREMENT PLAN FOR ELIGIBLE DIRECTORS/TRUSTEES

     Effective September 12, 1995, the Directors instituted a Retirement Plan for Eligible Directors/Trustees (the "Plan") pursuant to which each Director/Trustee (who is not an employee of any of the Funds, the Advisor, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board. Pursuant to the Plan, the normal retirement date is the date on which the eligible Director/Trustee has attained age 65 and has completed at least ten years of continuous and non-forfeited service with one or more of the investment companies advised by LMC (or its affiliates) (collectively, the "Covered Funds"). Each eligible Director/Trustee is entitled to receive from the Covered Fund an annual benefit commencing on the first day of the calendar quarter coincident with or next following his date of retirement equal to 5% of his compensation multiplied by the number of such Director/Trustee's years of service (not in excess of 15 years) completed with respect to any of the Covered Portfolios. Such benefit is payable to each eligible Director in quarterly installments for ten years following the date of retirement or the life of the Director/Trustee. The Plan establishes age 72 as a mandatory retirement age for Directors/Trustees; however, Director/Trustees serving the Funds as of September 12, 1995 are not subject to such mandatory retirement. Directors/Trustees serving the Funds as of September 12, 1995 who elect retirement under the Plan prior to September 12, 1996 will receive an annual retirement benefit at any increased compensation level if compensation is increased prior to September 12, 1997 and receive spousal benefits (I.E., in the event the Director/Trustee dies prior to receiving full benefits under the Plan, the Director/Trustee's spouse (if any) will be entitled to receive the retirement benefit within the 10 year period.)

     Retiring Directors will be eligible to serve as Honorary Directors for one year after retirement and will be entitled to be reimbursed for travel expenses to attend a maximum of two meetings.

     Set forth in the table below are the estimated annual benefits payable to an eligible Director upon retirement assuming various compensation and years of service classifications. As of December 31, 1997, the estimated credited years of service for Directors,Chadha, Duer, Maher, McCosh, Miller, Preston and Russell, and are 2, 19, 2, 2, 23, 19 and 16, respectively.


                  HIGHEST ANNUAL COMPENSATION PAID BY ALL FUNDS

                       20,000         25,000         30,000           35,000
       YEARS OF
        SERVICE                ESTIMATED ANNUAL BENEFIT UPON RETIREMENT
        -------
          15           15,000         18,750          22,500           26,250
          14           14,000         17,500          21,000           24,500
          13           13,000         16,250          19,500           22,750
          12           12,000         15,000          18,000           21,000
          11           11,000         13,750          16,500           19,250
          10           10,000         12,500          15,000           17,500


                INVESTMENT ADVISER, DISTRIBUTOR AND ADMINISTRATOR

     Lexington Management Corporation ("LMC"), P.O. Box 1515, Saddle Brook, New Jersey 07663 is the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated January 25, 1994, (the "Advisory Agreement"). Lexington Funds Distributor, Inc. ("LFD") is the distributor of Fund shares pursuant to a Distribution Agreement dated December 5, 1994 (the "Distribution Agreement"). Both of these agreements were approved by the Fund's Board of Directors
(including a majority of the Directors who were not parties to either the Advisory Agreement or the Distribution Agreement or "interested persons" of any such party) on December 6, 1994. LMC makes recommendations to the Fund with respect to its investments and investment policies.

     LMC  also  acts  as   administrator   to  the  Fund  and  performs  certain
administrative and accounting services, including but not limited to, maintaining general ledger accounts, regulatory compliance, preparation of financial information for semi-annual and annual reports, preparing registration statements, calculating net asset values, shareholder communications and supervision of the custodian, transfer agent and provides facilities for such services. The Fund shall reimburse LMC for its actual cost in providing such services, facilities and expenses.


     For its investment management services to the Fund, under its Advisory Agreement, LMC will receive a monthly fee at the annual rate of 0.85% of the Fund's average daily net assets. LMC has agreed to reduce its management fee if necessary to keep total operating expenses at or below 2.50% of the Fund's average daily net assets. Total annual operating expenses may also be subject to state blue sky regulations. LMC may terminate this voluntary reduction at any time. Brokerage fees and commissions, taxes, interest and extraordinary expenses are not deemed to be expenses of the Fund for such reimbursement. LFD pays the advertising and sales expenses of the continuous offering of Fund shares, including the cost of printing prospectuses, proxies and shareholder reports for persons other than existing shareholders. The Fund furnishes LFD, at printer's overrun cost paid by LFD, such copies of its prospectus and annual, semi-annual and other reports and shareholder communications as may reasonably be required for sales purposes. For the year ended December 31, 1997, the Fund paid LMC $238,449 and reimbursed the Fund $21,212. For the year ended December 31, 1996, the Fund paid LMC $146,299 in investment advisory fees and reimbursed the Fund $101,886. For the year ended December 31, 1995, the Fund paid LMC $53,143 in investment advisory fees and LMC reimbursed the Fund $173,670.

     The Advisory Agreement, the Distribution Agreement and the Administrative Services Agreement are subject to annual approval by the Fund's Board of Directors and by the affirmative vote, cast in person at a meeting called for such purpose, of a majority of the Directors who are not parties either to the Advisory Agreement or the Distribution Agreement, as the case may be, or "interested persons" of any such party. Either the Fund or LMC may terminate the Advisory Agreement and the Fund or LFD may terminate the Distribution Agreement on 60 days' written notice without penalty. The Advisory Agreement terminates automatically in the event of assignment, as defined in the Investment Company Act of 1940.

     LMC shall not be liable to the Fund or its shareholders for any act or omission by LMC, its officers, directors or employees or any loss sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

     LMC and LFD are wholly owned subsidiaries of Lexington Global Asset Managers, Inc., a publicly traded corporation. Descendants of Lunsford
Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of outstanding shares of Lexington Global Asset Managers, Inc.

     Of the directors, officers or employees ("affiliated persons") of the Fund, Messrs. Corniotes, DeMichele, Faust, Hisey, Kantor, Lavery and Saler and Mmes. Carnicelli, Carr-Waldron, Curcio, DiFalco, Gilfillan, Lederer and Mosca (see "Management of the Fund"), may also be deemed affiliates of LMC and LFD by virtue of being officers, directors or employees thereof. As of March 31, 1998, all officers and directors of the Fund as a group owned of record and beneficially less than 1% of the outstanding shares of the Fund.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     The Fund's primary policy is to execute all purchases and sales of portfolio instruments at the most favorable prices consistent with best execution, considering all of the costs of the transaction including brokerage commissions. This policy governs the selection of brokers and dealers and the market in which a transaction is executed. Consistent with this policy, the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and such other policies as the Directors may determine, LMC may consider sales of shares of the Fund and of the other Lexington Funds as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. However, pursuant to the Fund's investment management agreement, management consideration may be given in the selection of broker-dealers to research provided and payment may be made of a commission higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be a lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934 are met. Section 28 (e) of the Securities Exchange Act of 1934 was adopted in 1975 and specifies that a person with investment discretion shall not be "deemed to have acted unlawfully or to have breached a fiduciary duty" solely because such person has caused the account to pay higher commissions than the lowest available under certain circumstances, provided that the person so exercising investment discretion makes a good faith determination that the commissions paid are "reasonable in the relation to the value of the brokerage and research services provided...viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion."

     Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services ("soft dollars") might exceed commissions that would be payable for executions services alone, nor generally can the value of research services to the Fund be measured. Research services furnished might be useful and of value to LMC and its affiliates, in serving other clients as well as the Fund. On the other hand, any research services obtained by LMC or its affiliates from the placement of portfolio brokerage of other clients might be useful and of value to LMC in carrying out its obligations to the Fund.

     The Fund anticipates that its brokerage transactions involving securities of companies domiciled in countries other than the United States will normally be conducted on the principal stock exchanges of those countries. Fixed commissions of foreign stock exchange transactions are generally higher than the negotiated commission rates available in the United States. There is generally less government supervision and regulation of foreign stock exchanges and broker-dealers than in the United States. For the year ended December 31, 1995, the Fund paid $86,090 in brokerage commissions and the Fund's portfolio turnover rate was 88.92%. For the year ended December 31, 1996, the Fund's portfolio turnover rate was 95.18% and the Fund paid $228,649 in brokerage commissions and of that amount, $16,695 was paid for with soft dollars. For the year ended December 31, 1997, the Fund's portfolio turnover rate was 157.52% and the Fund paid $389,807 in brokerage commissions and of that amount, $27,606 was paid for with soft dollars.


                        DETERMINATION OF NET ASSET VALUE

     The Fund calculates net asset value as of the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time, unless weather, equipment failure or other factors contribute to an earlier closing time) on each business day. It is expected that the New York Stock Exchange will be closed on Saturdays and Sundays and on New Year's day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. See the Prospectus for the further discussion of net asset value.

                                   TAX MATTERS

     The following is only a summary of certain additional tax considerations that are not described in the Prospectus and generally affect each Fund and its shareholders. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.



QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. The Fund intends to qualify to be treated as a "regulated investment company" ("RIC") under the Internal
Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund will not itself be subject to federal income tax on its investment company taxable income and net capital gains to the extent that such investment company taxable income and net capital gains are distributed in each taxable year to the separate accounts of the Participating Insurance Companies. In addition, if the Fund distributes annually to the separate accounts its ordinary income and capital gain net income, in the manner prescribed in the Code, it will not be subject to the 4% federal excise tax otherwise applicable to the undistributed income or gain of a RIC. Distributions of net investment income and net short-term capital gains will be treated as ordinary income and distributions of net long-term capital gains will be treated as long-term capital gain in the hands of the Participating Insurance Companies. Under existing tax law, capital gains or dividends from the Fund are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract.

     SEGREGATED ASSET ACCOUNTS. Shares in the Fund are offered only to segregated asset accounts, which are insurance company separate accounts that fund variable annuity or variable life insurance contracts.

     Section 817(h) of the Code requires that investments of a segregated asset account of an insurance company be "adequately diversified," in accordance with Treasury Regulations promulgated thereunder, in order for the holders of the variable annuity contracts or variable life insurance policies investing in the account to receive the tax-deferred or tax-free treatment generally afforded holders of annuities or life insurance policies under the Code. The Department of the Treasury has issued Regulations under section 817(h) which, among other things, provide the manner in which a segregated asset account will treat investments in a RIC for purposes of the applicable diversification requirements. Under the Regulations, if a RIC satisfies certain conditions, such RIC will not be treated as a single investment for these purposes, but rather the segregated asset account will be treated as owning its proportionate share of each of the assets of the RIC. The Fund plans to satisfy these conditions at all times so that each segregated asset account of a Participating Insurance Company investing in the Fund will be treated as adequately diversified under the Code and Regulations.

     For information concerning the federal income tax consequences to the holders of variable annuity contracts and variable rate insurance policies, such holders should consult the prospectuses used in connection with the issuance of their particular contracts or policies.

                             PERFORMANCE CALCULATION

     For the purpose of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC rules"), funds advertising performance must include total return quotes calculated according to the following formula:

   P(l+T)n = ERV
   Where:    P=a hypothetical initial payment of $1,000
             T=average annual total return
             n=number of years (1, 5 or 10)
             ERV=ending  redeemable value of a hypothetical  $1,000 payment made at the beginning of the 1, 5 or 10 year periods or at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

     Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover one, five and ten year periods or a shorter period dating from the effectiveness of the Fund's Registration Statement. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value. Any recurring account charges that might in the future be imposed by the Fund would be included at that time.

     The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc., or with the performance of the Standard and Poor's 500 Stock Index, the Dow Jones Industrial Average or the Morgan Stanley Capital International World Index, the Fund calculates its aggregate total return for the specified periods of time assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. The Fund's total return for the one year and since commencement (3/30/94) periods as of December 31, 1997 were -11.81% and -2.19%.

                                OTHER INFORMATION

     As of February 12, 1998, Lexington Management Corporation, Park 80 West Plaza Two, Saddle Brook, N.J. 07663 owned beneficially 10,319 shares of the Fund (0.4% of the Fund's outstanding shares). The balance of the outstanding shares of the Fund (99.6%) are owned by Aetna Life Insurance and Annuity Company, Great-West Life & Annuity Insurance Company, Kemper Investors Life Insurance Company, Safeco Life and Annuity Company and Transamerica Occidental Life Insurance Company and are allocated to separate accounts which are used for funding variable annuity contracts and variable life insurance policies.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Lexington Emerging Markets Fund, Inc.:

     We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Emerging Markets Fund, Inc. as of December 31, 1997, the related state-ments of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from March 30, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. As to securities purchased or sold, but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Emerging Markets Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, changes in its net assets for each of the years in the two- year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period from March 30, 1994 toDecember 31, 1994, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

New York, New York
February 4, 1998

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997



       Number of                                                                              Value
        Shares                                      Security                                (Note 1)
-------------------------------------------------------------------------------------------------------
                  COMMON STOCK: 80.2%
                  ARGENTINA: 3.3%
         109,806  Perez Companc S.A. ....................................................    $  784,158
                                                                                             ----------
                  BRAZIL: 6.6%
         747,000  Cia Tecidos Norte De Mina (Preferred shares) ..........................       267,737
         747,000  Empresa Nacional de Comercio Redito2 ..................................           556
         992,000  Light - Servicos de Electricidade S.A. ................................       413,308
       1,968,000  Petroleo Brasileiro S.A. (Preferred shares) ...........................       460,250
           5,000  Souza Cruz S.A. .......................................................        40,322
       1,566,000  Telecomunicacoes de Sao Paulo S.A. ....................................       416,737
                                                                                             ----------
                                                                                              1,598,910
                                                                                             ----------
                  CANADA: 0.6%
          10,000  Bell Canada International, Inc.2 ......................................       154,375
                                                                                             ----------
                  CHILE: 6.3%
          43,400  Banco Santander (ADR) .................................................       613,025
          22,400  Empresa Nacional Electricidad S.A. (ADR) ..............................       396,200
           9,200  Enersis S.A. (ADR) ....................................................       266,800
           9,200  Vina Concha y Toro S.A. (ADR) .........................................       232,300
                                                                                             ----------
                                                                                              1,508,325
                                                                                             ----------
                  COLOMBIA: 1.6%
          16,500  Banco Ganadero S.A. (ADR) .............................................       396,000
                                                                                             ----------
                  CZECH REPUBLIC: 1.9%
           4,290  SPT Telekom AS2 .......................................................       457,798
                                                                                             ----------
                  GREECE: 2.9%
          28,620  Delta Dairy S.A. (Preferred shares) ...................................       257,246
           9,200  Hellenic Tellecommunication Organization S.A. .........................       188,734
          49,180  Michaniki S.A. ........................................................       252,226
                                                                                             ----------
                                                                                                698,206
                                                                                             ----------
                  HONG KONG: 2.8%
          35,000  Cheung Kong (Holdings), Ltd. ..........................................       229,245
         519,000  JCG Holdings, Ltd. ....................................................       222,718
       1,265,000  Moulin International Holding, Ltd. ....................................       151,834
         119,416  Moulin International Holding, Ltd. (Warrants)2 ........................         1,788
         481,000  Tingyi (Cayman Islands) Holding Company ...............................        62,699
                                                                                             ----------
                                                                                                668,284
                                                                                             ----------
                  HUNGARY: 2.1%
          10,800  Zalakeramia Rt. .......................................................       501,344
                                                                                             ----------
                  INDIA: 4.0%
          11,650  Hindalco Industries, Ltd. (GDR)1 ......................................       233,000
          52,600  Videsh Sanchar Nigam, Ltd. (GDR)1,2 ...................................       737,715
                                                                                             ----------
                                                                                                970,715
                                                                                             ----------

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997 (continued)

       Number of                                                                              Value
        Shares                                      Security                                (Note 1)
-------------------------------------------------------------------------------------------------------
                  INDONESIA: 4.0%
         309,400  PT Fiskar Agung Perkasa ...............................................    $   42,230
         414,000  PT Hanjaya Mandala Sampoerna ..........................................       312,675
         745,000  PT Indah Kiat Pulp and Paper Corporation Tbk ..........................       132,192
         442,000  PT Tambang Timah ......................................................       474,591
                                                                                             ----------
                                                                                                961,688
                                                                                             ----------
                  ISRAEL: 2.6%
         13,000   TEVA PHARMACEUTICAL INDUSTRIES, LTD. (ADR) ............................       615,062
                                                                                             ----------
                  MALAYSIA: 4.6%
         198,000  Austral Enterprises Bhd ...............................................       207,545
          89,000  Berjaya Sports Toto Bhd ...............................................       227,509
         123,000  Hap Seng Consolidated Bhd .............................................       151,682
         128,000  Highlands and Lowlands Bhd ............................................       130,882
           2,600  Hong Leong Credit Bhd (Warrants)2 .....................................            --
         156,000  Kuala Lumpur Kepong Bhd ...............................................       334,655
         106,000  Magnum Corporation Bhd ................................................        63,725
                                                                                             ----------
                                                                                              1,115,998
                                                                                             ----------
                  MEXICO: 7.8%
         139,000  Cintra S.A.2 ..........................................................       128,969
          33,000  Corporacion Interamericana de Entreteniniento S.A.2 ...................       256,245
          24,300  Grupo Casa Autrey, S.A. de C.V. (ADR) .................................       496,631
         117,600  Grupo Financiero Banamex Accival, S.A. de C.V2. .......................       352,283
           2,400  Grupo Imsa S.A. de C.V. (ADR) .........................................        56,550
         457,800  Grupo Industrial Maseco S.A. de C.V. ..................................       473,597
          25,000  Grupo Industrial Saltillo, S.A de C.V. "B" ............................       102,334
                                                                                             ----------
                                                                                              1,866,609
                                                                                             ----------
                  PAKISTAN: 1.0%
          49,900  Pakistan Investment Fund, Inc. ........................................       243,263
                                                                                             ----------
                  PERU: 1.7%
          18,100  Telefonica del Peru S.A. (ADR) ........................................       421,956
                                                                                             ----------
                  PHILIPPINES: 2.4%
       2,916,000  C & P Homes, Inc. .....................................................       172,480
         856,000  Fortune Cement Corporation ............................................        85,817
         474,262  International Container Terminal Service, Inc.2 .......................        59,433
         486,000  Ionics Circuit, Inc. ..................................................       200,983
         544,200  Universal Robina Corporation ..........................................        67,516
                                                                                             ----------
                                                                                                586,229
                                                                                             ----------
                  POLAND: 4.4%
          70,162  Elektrim Towarzystwo Handlowe S.A. ....................................       678,746
          41,900  Polifarb Cieszyn Wroclaw S.A.2 ........................................       198,510
          13,966  Polifarb Cieszyn Wroclaw S.A. (Rights)2 ...............................        43,583
          17,200  Stomil Olsztyn S.A. ...................................................       131,748
                                                                                             ----------
                                                                                              1,052,587
                                                                                             ----------

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997 (continued)

       Number of                                                                              Value
        Shares                                      Security                                (Note 1)
-------------------------------------------------------------------------------------------------------

                  PORTUGAL: 2.5%
          12,864  Portugal Telecom S.A. .................................................   $   597,563
                                                                                            -----------
                  RUSSIA: 3.5%
           2,900  Lukoil Holdings of Russia (ADR) .......................................       267,525
          89,100  Rostelecom2 ...........................................................       316,305
         825,400  Unified Energy Systems2 ...............................................       249,601
                                                                                            -----------
                                                                                                833,431
                                                                                            -----------
                  SINGAPORE: 4.7%
          16,500  Asia Pulp & Paper Company, Ltd. (ADR) .................................       166,031
         286,000  DBS Land, Ltd. ........................................................       437,927
          69,000  Keppel Fels, Ltd. .....................................................       192,470
         211,000  Want Want Holdings2 ...................................................       291,180
          30,400  Want Want Holdings "A"2 ...............................................        40,128
                                                                                            -----------
                                                                                              1,127,736
                                                                                            -----------
                  SOUTH AFRICA: 2.1%
           2,400  Liberty Life Association of Africa, Ltd. ..............................        62,394
          16,800  Liberty Life Association of Africa, Ltd. ..............................       431,535
                                                                                            -----------
                                                                                                493,929
                                                                                            -----------
                  SOUTH KOREA: 0.1%
             500  Suheung Capsule .......................................................        21,033
                                                                                            -----------
                  TAIWAN: 0.8%
          12,037  Taiwan Fund, Inc. .....................................................       198,610
                                                                                            -----------
                  THAILAND: 0.6%
         185,000  Advance Agro Public Company, Ltd.2 ....................................       154,651
                                                                                            -----------
                  TURKEY: 4.5%
       4,043,009  Akbank T.A.S. .........................................................       355,785
       3,489,500  Arcelik A.S. ..........................................................       328,013
       1,191,100  Eregli Demir Ve Celik Fabrikalari T.A.S. ..............................       184,621
         857,202  Petrol Ofisi A.S. .....................................................       204,871
                                                                                            -----------
                                                                                              1,073,290
                                                                                            -----------
                  VENEZUELA: 0.8%
           4,600  Compania Anonima Nacional Telefonos de Venezuela (ADR) ................       191,475
                                                                                            -----------
                  TOTAL COMMON STOCK (cost $24,004,598) .................................    19,293,225
                                                                                            -----------

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF NET ASSETS
(INCLUDING THE PORTFOLIO OF INVESTMENTS)
December 31, 1997 (continued)



       Principal                                                                            Value
        Amount                                      Security                                (Note 1)
-------------------------------------------------------------------------------------------------------

                  SHORT-TERM INVESTMENTS: 20.1%
                  U.S. GOVERNMENT AGENCY OBLIGATION: 14.6%
      $3,500,000  Federal Home Loan Mortgage Corporation, 4.75%, due 01/02/98 ............  $ 3,499,538
                                                                                            -----------
                  U.S. GOVERNMENT OBLIGATIONS: 5.5%
         100,000  U.S. Treasury Bills, 5.325%, due 01/08/98 ..............................       99,925
       1,190,000  U.S. Treasury Bond, 6.125%, due 11/15/2027 .............................    1,223,879
                                                                                            -----------
                                                                                              1,323,804
                                                                                            -----------
                  TOTAL SHORT-TERM INVESTMENTS (cost $4,787,577) .........................    4,823,342
                                                                                            -----------
                  TOTAL INVESTMENTS: 100.3% (cost $28,792,175+) (Note 1) .................   24,116,567
                  Liabilities in excess of other assets: (0.3%) ..........................      (64,106)
                                                                                            -----------
                  TOTAL NET ASSETS: 100.0%
                  (equivalent to $8.91 per share on 2,700,743 shares outstanding) ........  $24,052,461
                                                                                            ===========

1 Restricted security (Note 6).
2 Non-income producing security.
ADR- American Depository Receipt.
GDR- Global Depository Receipt.
+Aggregate cost for Federal income tax purposes is $28,847,323.

                            ------------------------

Banking ........................................    8.9%
CapitalEquipment ...............................    0.8
Construction & Housing .........................    1.8
Consumer Durable ...............................    3.2
Consumer Non-durable ...........................    7.6
Electrical & Electronics .......................    0.8
Energy Sources .................................    4.7
Financial Services .............................    3.0
Health &PersonalCare ...........................    4.7
Materials ......................................   16.0
Multi-Industry .................................    3.0
Real Estate ....................................    2.8
Services .......................................    3.1
Telecommunications .............................   12.7
Trade ..........................................    2.8
Transportation .................................    0.5
U.S. Government Obligations ....................   20.1
Utilities ......................................    3.8
Other Liabilities ..............................   (0.3)
                                                  -----
    Total Net Assets ...........................  100.0%
                                                  =====

The Notes to Financial Statements are an integral part of this statement.

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997

ASSETS
Investments, at value (cost $28,792,175) (Note1) .............................................. $24,116,567
Cash ..........................................................................................     277,719
Receivable for investment securities sold .....................................................      89,344
Receivable for shares sold ....................................................................      52,610
Dividends and interest receivable .............................................................      88,106
Foreign taxes recoverable .....................................................................         749
Deferred organization expense, net (Note 1) ...................................................       5,551
                                                                                                -----------
               Total Assets ................................................................... $24,630,646
                                                                                                -----------
LIABILITIES
Due to Lexington Management Corporation (Note 2) ..............................................      16,987
Payable for investment securities purchased ...................................................     476,679
Payable for shares redeemed ...................................................................      40,769
Accrued expenses ..............................................................................      43,750
                                                                                                -----------
               Total Liabilities ..............................................................     578,185
                                                                                                -----------

NET ASSETS (equivalent to $8.91 per share
 on  2,700,743 shares outstanding) (Note 3) ................................................... $24,052,461
                                                                                                ===========

NET ASSETS consist of:
Capital stock--authorized 500,000,000 shares, $.001 par value per share ....................... $     2,701
Additional paid-in capital (Note 1) ...........................................................  27,920,983
Undistributed net investment income (Note 1) ..................................................      59,076
Accumulated net realized gains on investments and foreign currency holdings (Note 1) ..........     745,607
Unrealized depreciation on investments and foreign currency holdings ..........................  (4,675,906)
                                                                                                -----------
               Total Net Assets ............................................................... $24,052,461
                                                                                                ===========



The Notes to Financial Statements are an integral part of this statement.

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENT OF OPERATIONS
Year ended December 31, 1997

INVESTMENT INCOME
    Dividends ......................................................................   $ 487,089
    Interest .......................................................................     154,797
                                                                                       ---------
                                                                                         641,886
Less: foreign tax expense ..........................................................      55,012
                                                                                       ---------
            Total investment income ................................................                   $  586,874
EXPENSES
    Investment advisory fee (Note 2) ...............................................     238,449
    Custodian expense ..............................................................     173,921
    Printing and mailing expenses ..................................................      40,556
    Accounting expenses (Note 2) ...................................................      21,914
    Directors' fees and expenses ...................................................      19,009
    Professional fees ..............................................................      13,850
    Computer processing fees .......................................................      10,070
    Registration fees ..............................................................       5,110
    Amortization of organization costs .............................................       4,458
    Transfer agent expense (Note 2) ................................................       4,015
    Other expenses .................................................................       5,150
                                                                                      ----------
           Total expenses ..........................................................     536,502
           Less: expenses recovered under contract with
             investment adviser (Note 2) ...........................................      21,212           515,290
                                                                                      ----------       -----------
                Net investment income ..............................................                        71,584

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 4)
      Net realized gain (loss) on:
           Investments .............................................................   1,407,639
           Foreign currency transactions ...........................................     (35,132)
                                                                                      ----------
                Net realized gain ..................................................                     1,372,507

         NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
           Investments .............................................................  (5,093,485)
           Foreign currency translation of other assets and liabilities ............         298
                                                                                      ----------
                Net change in unrealized appreciation (depreciation) ...............                    (5,093,187)
                                                                                                       -----------
                Net realized and unrealized loss ...................................                    (3,720,680)
                                                                                                       -----------

DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................                   $(3,649,096)
                                                                                                       ===========


The Notes to Financial Statements are an integral part of this statement.

LEXINGTON EMERGING MARKETS FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
Years ended December 31, 1997 and 1996



                                                                                      1997               1996
                                                                                   -----------        -----------
Net investment income ..........................................................   $    71,584        $    34,825
Net realized gain (loss) from investment and foreign currency
  transactions .................................................................     1,372,507           (157,362)
Net change in unrealized appreciation (depreciation) of investments
  and foreign currency translation .............................................    (5,093,187)           483,796
                                                                                   -----------        -----------
       Increase (decrease) in net assets resulting from operations .............    (3,649,096)           361,259

Distributions to shareholders from net investment income .......................       (19,143)                --
Increase in net assets from capital share transactions (Note 3) ................     6,042,710         13,502,070
                                                                                   -----------        -----------
               Net increase in net assets ......................................     2,374,471         13,863,329
NET ASSETS:
Beginning of period ............................................................    21,677,990          7,814,661
                                                                                   -----------        -----------
End of period (including undistributed net investment income
 of $59,076 and $14,089, 1997 and 1996, respectively) ..........................   $24,052,461        $21,677,990
                                                                                   ===========        ===========


   The Notes to Financial Statements are an integral part of these statements.

LEXINGTON EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES

Lexington Emerging Markets Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets. With the exception of shares held in connection with initial capital of the Fund, shares of the Fund are currently being offered only to participating insurance companies for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies issued by the participating insurance companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     INVESTMENTS Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

LEXINGTON EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

NOTE 1.  SIGNIFICANT ACCOUNTING POLICIES (continued)

     FOREIGN CURRENCY TRANSACTIONS Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations. There were no forward foreign currency exchange contracts outstanding at December 31, 1997.

     FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

     DISTRIBUTIONS Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

     DEFERRED ORGANIZATION EXPENSES Organization expenses aggregating $22,290 have been deferred and are being amortized on a straight-line basis over five years.

     USE OF ESTIMATES The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 2.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATE

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at an annual rate of 0.85% of the Fund's average daily net assets. For 1997, LMC has voluntarily agreed to limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses but including management fee and operating expenses) to an annual rate of 1.75% of the Fund's average net assets through April 30, 1997 and to 2.50% of the Fund's average net assets from May 1, 1997 through December 31, 1997. For the year ended December 31, 1997, expense reimbursement amounted to $21,212 and is set forth in the statement of operations.

The Fund reimbursed LMC for certain expenses, including accounting costs of $21,914 which are incurred by the Fund, but paid by LMC.

LEXINGTON EMERGING MARKETS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 1997 and 1996 (continued)

NOTE 3.  CAPITAL STOCK

Transactions in capital stock were as follows:


                                                                 YEAR ENDED                      YEAR ENDED
                                                               DECEMBER 31, 1997              DECEMBER 31, 1996
                                                           -------------------------      -------------------------
                                                            SHARES          AMOUNT          SHARES         AMOUNT
                                                          ----------      -----------     ----------    -----------
Shares sold .............................................  3,296,604      $35,635,710      2,264,743    $23,256,170
Shares issued on reinvestment of dividends ..............      1,696           19,143             --             --
                                                          ----------      -----------      ---------    -----------
                                                           3,298,300       35,654,853      2,264,743     23,256,170
Shares redeemed ......................................... (2,741,626)     (29,612,143)      (953,567)    (9,754,100)
                                                          ----------      -----------      ---------    -----------
  Net increase ..........................................    556,674      $ 6,042,710      1,311,176    $13,502,070
                                                          ==========      ===========      =========    ===========


NOTE 4.  PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1997, excluding short-term securities, were $ 42,836,035 and $ 39,092,118, respectively.

At December 31, 1997, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $671,399 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $5,402,155.

NOTE 5.  INVESTMENT AND CONCENTRATION RISKS

The Fund's investments in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the potential inability of counterparties to meet the terms of their contracts.

NOTE 6.  RESTRICTED SECURITIES

The following securities were purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.


                                           ACQUISITION                  AVERAGE COST       MARKET       PERCENT OF
Security                                      Date         Shares         Per Share         Value       Net Assets
--------                                   -----------     ------       ------------       ------       ----------
Hindalco Industries,Inc. (GDR)              2/27/97         11,650         $32.58          $233,000        0.97%
Videsh Sanchar Nigam, Ltd. (GDR)            3/24/97         52,600          17.15           737,715        3.07
                                                                                           --------        ----

                                                                                           $970,715        4.04%
                                                                                           ========        ====

Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investments in illiquid securities to 15% of the Fund's net assets, at market value.

LEXINGTON EMERGING MARKETS FUND, INC.
FINANCIAL HIGHLIGHTS

Selected per share data for a share outstanding throughout the period:



                                                                                                       MARCH 30, 1994
                                                                                                       (COMMENCEMENT
                                                                                                     OF OPERATIONS) TO
                                                                    YEAR ENDED DECEMBER 31,            DECEMBER 31,
                                                          ---------------------------------------
                                                            1997           1996             1995           1994
                                                          --------        -------          ------         ------
Net asset value, beginning of period ..................... $ 10.11        $  9.38          $ 9.86         $10.00
                                                           -------        -------          ------         ------
Income (loss) from investment operations:
  Net investment income ..................................    0.03           0.02            0.09           0.03
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions ................................   (1.22)          0.71           (0.48)          0.04
                                                           -------        -------          ------         ------
      Total income (loss) from investment
        operations .......................................   (1.19)          0.73           (0.39)          0.07
                                                           -------        -------          ------         ------
Less distributions:
  Distributions from net investment income ...............   (0.01)            --           (0.09)         (0.02)
  Distributions in excess of net realized gains
    (temporary book-tax difference) ......................      --             --              --          (0.19)
                                                           -------        -------          ------         ------
      Total distributions ................................   (0.01)            --           (0.09)         (0.21)
                                                           -------        -------          ------         ------
Net asset value, end of period ........................... $  8.91        $ 10.11          $ 9.38         $ 9.86
                                                           =======        =======          ======         ======
      Total return ....................................... (11.81%)         7.46%          (3.93%)         0.76%*

Ratio to average net assets:
  Expenses, before reimbursement or waivers ..............   1.91%          2.23%           4.09%          6.28%*
  Expenses, net of reimbursement or waivers ..............   1.84%          1.64%           1.32%          1.30%*
  Net investment income (loss), before
    reimbursement or waivers .............................   0.18%         (0.39%)         (1.45%)        (4.29%)*
  Net investment income ..................................   0.26%          0.20%           1.33%          0.70%*
Portfolio turnover rate .................................. 157.52%         95.18%          88.92%         71.21%*
Average commission paid on equity security
  transactions** ......................................... $ 0.00         $ 0.00              --             --
Net assets, end of period (000's omitted) ................ $24,052        $21,678          $7,815         $4,624


---------------
 *Annualized

**The average commission paid on equity security transactions for the years ended December 31, 1997 and 1996 is less than $0.005 per share of securities purchased and sold. In accordance with SEC disclosure guidelines, the average commissions are calculated for the period beginning with December 31, 1996, but not for prior periods.

PART C.     OTHER INFORMATION
-----------------------------
Item 24.     Financial Statements and Exhibits - List
             ----------------------------------------
    The Annual Report for the year ending December 31, 1997 was filed electronically on February 27, 1998 (as form type N-30D). Financial statements from this 1997 Annual Report have been included in the Statement of Additional Information.

                                                 Page No. in the Statement
   (a)      Financial statements:                of Additional Information
            ---------------------              -----------------------------
            Report of Independent Auditors                    16
            dated February 4, 1998

            Statement of Net Assets (Including                17
            the Portfolio of Investments) as of
            December 31, 1997 (1)

            Statement of Assets and Liabilities               18
            as of December 31, 1997

            Statement of Operations  - for the year ended     19
            December 31, 1997 (2)

            Statements of Changes in Net Assets  -            20
            for the years ended December 31, 1996 and 1997

            Notes to Financial Statements                     20


          Schedules II-VII and other Financial Statements, for which provisions are made in the applicable accounting regulations of the Securities and Exchange Commission, are omitted because they are not required under the related instructions, they are inapplicable, or the required information is presented in the financial statements or notes thereto.


           (1) Includes the information required by Schedule I.

           (2) Includes the information required by the Statement of Realized Gain or Loss on Investments

ITEM 24.    Financial Statements and Exhibits - List

(b) Exhibits:

1. Articles of Incorporation - Filed electronically on
   April 29, 1996 - Incorporated by refernce

2. By-Laws - Filed electronically on 4/11/97 - Incorporated by reference

3. Not Applicable

4. Rights of Holders -                                   Filed electronically

5. Investment Advisory Agreement between Registrant and Lexington Management Corporation - Filed electronically on April 29, 1996 - Incorporated by reference

6. Distribution Agreement between Registrant and
   Lexington Funds Distributor, Inc. - Filed electronically on 4/11/97 - Incorporated by reference

7. Retirement Plan for Eligible Directors -              Filed electronically

8a.Custodian Agreement between Registrant and Chase
   Manhattan Bank, N.A. - Filed electronically on
   April 29, 1996 - Incorporated by reference

8b.Transfer Agency Agreement between the Registrant and State Street Bank and Trust Company - Filed electronically on April 29, 1996 - Incorporated by reference

9. Form of Administrative Services Agreement between Registrant and Lexington Management
   Corporation - Filed electronically on April 29, 1996 -
   Incorporated by reference

10.Opinion of Counsel as to Legality of Securities being
   registered -                                          Filed electronically

11.Consents
   (a) Consent of Counsel                                Filed electronically
   (b) Consent of Independent Auditors                   Filed electronically

12.Not Applicable

13.Not Applicable

14.Not Applicable

15.Not Applicable

16.Performance Calculation -                             Filed electronically

25.  Persons Controlled by or under Common Control with Registrant
     -------------------------------------------------------------
   Furnish a list or diagram of all persons directly or indirectly controlled by or under common control with the Registrant and as to each such person indicate (1) if a company, the state or other sovereign power under the laws of which it is organized, (2) the percentage of voting securities owned or other basis of control by the person, if any, immediately controlling it.

   See "Management of the Fund" in the Prospectus and Statement of Additional Information.


Item 26.  Number of Holders of Securities
          -------------------------------
   State in substantially the tabular form indicated, as of a specified date within 90 days prior to the date of filing, the number of record holders of each class of securities of the Registrant.

   The following information is given as of February 13, 1998:

   Title of Class                              Number of Record Holders
   --------------                              ------------------------
   Capital Stock                                           19
   ($0.001 par value)


Item 27.  Indemnification
          ---------------
   State the general effect of any contract, arrangements or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection.

   Under the terms of the Maryland General Corporation Law, and the Company's By-Laws, the Company shall indemnify its officers to the same extent as its directors and to such further extent as the Company's Articles of Incorporation is consistent with law. The Company shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the same extent as its directors and, in the case of officers, to such further extent as is consistent with law. The indemnification and other rights provided by the By-Laws shall continue as to a person who has ceased to be a director or officer and shall insure to the benefit of the heirs, executors and administrators of such a person. The By-Laws shall not protect any such person against any liability to the corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------
   Describe any other business, profession, vocation or employment of a substantial nature in which the investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.

   See Prospectus Part A and Statement of Additional Information Part B ("Management of the Fund").


Item 29.  Principal Underwriters
          ----------------------
   (a)    Lexington Money Market Trust
          Lexington GNMA Income Fund, Inc.
          Lexington Ramirez Global Income Fund
          Lexington Worldwide Emerging Markets Fund, Inc.
          Lexington Goldfund, Inc.
          Lexington Global Fund, Inc.
          Lexington Growth and Income Fund, Inc.
          Lexington Corporate Leaders Trust Fund
          Lexington Natural Resources Trust
          Lexington Strategic Investments Fund, Inc.
          Lexington Strategic Silver Fund, Inc.
          Lexington Convertible Securities Fund
          Lexington International Fund, Inc.
          Lexington Crosby Small Cap Asia Growth Fund, Inc.
          Lexington Smallcap Fund, Inc.
          Lexington Troika Dialog Russia Fund, Inc.

29 (b)

                      Position and Offices         Position and
Name and Principal    with Principal               Offices with
Business Address      Underwriter                  Registrant
------------------    --------------------         ------------

Peter Corniotes*      Assistant Secretary          Assistant Secretary

Lisa Curcio*          Vice President and           Vice President and
                      Secretary                    Secretary

Robert M. DeMichele*  Chief Executive Officer      Chairman of the
                      and Chairman                 Board and President

Richard M. Hisey*     Chief Financial Officer,     Vice President and
                      Vice President & Director    Treasurer

Lawrence Kantor*      Executive Vice President     Director & Vice
                      and Director                 President

Richard Lavery*       Vice President               Vice President

Janice McInerney*     Assistant Treasurer          None


(c)
Not Applicable.

*P.O. Box 1515
 Saddle Brook, New Jersey  07663

Item 30.  Location of Accounts and Records
          --------------------------------
        With respect to each account, book or other document required to be maintained by Section 31(a) of the 1940 Act and the Rules (17 CFR 270, 31a-1 to 31a-3) promulgated thereunder, furnish the name and address of each person maintaining physical possession of each such account, book or other document.

        The Registrant, Lexington Emerging Markets Fund, Inc. Park 80 West Plaza Two, Saddle Brook, New Jersey 07663 will maintain physical possession of each such account, book or other document of the Company, except for those maintained by the Registrant's Custodian, Chase Manhattan Bank, N.A., 1211 Avenue of the Americas, New York, New York 10036 or Transfer Agent, State Street Bank and Trust Company, c/o National Financial Data Services, City Center Square, 1100 Main, Kansas City, Missouri 64105.


Item 31.   Management Services
           -------------------
        Furnish a summary of the substantive provisions of any management-related service contract not discussed in Part A or B of this Form (because the contract was not believed to be material to a purchaser of securities of the Registrant) under which services are provided to the Registrant, indicating the parties to the contract, the total dollars paid and by whom for the last three fiscal years.

        None.


Item 32.   Undertakings
           ------------
        The Registrant, Lexington Emerging Markets Fund, Inc., undertakes to furnish a copy of the Fund's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered.


      The Registrant will hold a meeting of its public shareholders, if requested to do so by the holders of at least 10 percent of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors and to assist in communications with other shareholders.

                                               Registration No. 33-73520



                  Securities and Exchange Commission

                        Washington, D.C.  20549



                               Exhibits

                              Filed With

                               Form N-1A

                 LEXINGTON EMERGING MARKETS FUND, INC.

                             EXHIBIT INDEX


The following documents are being filed electronically as exhibits to this filing:

       Rights of Holders

       Retirement Plan for Eligible Directors

       Opinion of Counsel as to Legality of Securities being registered

       Consent of Kramer, Levin, Naftalis & Frankel

       Consent of independent auditors for the inclusion of their report therein.

       Performance Calculation

       Article 6 Financial Data Schedule.

       Cover.

                              SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to be signed on its behalf by the Undersigned, thereunto duly authorized, in the City of Saddle Brook and State of New Jersey, on the 24th day of April, 1998.


                            LEXINGTON EMERGING MARKETS FUND, INC.

                                /s/ Robert M. DeMichele
                            ________________________________________
                                 By Robert M. DeMichele
                                    Chairman of the Board


        Pursuant to the requirements of the Securities Act of 1933, this amended to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                        Title                    Date

/s/ Robert M. DeMichele
__________________________       Chairman of the Board    April 24, 1998
Robert M. DeMichele              Principal Executive
                                 Officer

/s/ Richard M. Hisey
__________________________       Principal Financial      April 24, 1998
Richard M. Hisey                 and Accounting Officer


/s/ Lisa Curcio
__________________________       Principal Compliance     April 24, 1998
Lisa Curcio                      Officer


*SMS Chadha                      Director                 April 24, 1998
__________________________
 SMS Chadha


*Beverley C. Duer, P.E.          Director                 April 24, 1998
__________________________
 Beverley C. Duer, P.E.


*Barbara M. Evans                Director                 April 24, 1998
__________________________
 Barbara M. Evans

Signature                        Title                         Date

*Lawrence Kantor                 Director                 April 24, 1998
__________________________
 Lawrence Kantor


*Jerard F. Maher                 Director                 April 24, 1998
__________________________
 Jerard F. Maher


*Andrew M. McCosh                Director                 April 24, 1998
__________________________
 Andrew M. McCosh


*Donald B. Miller                Director                 April 24, 1998
__________________________
 Donald B. Miller


*John G. Preston                 Director                 April 24, 1998
__________________________
 John G. Preston


*Margaret W. Russell             Director                 April 24, 1998
__________________________
 Margaret W. Russell





     /s/ Lisa Curcio
*By: ______________________
     Lisa Curcio
     Attorney-in-Fact